Exhibit 10.4

EXECUTION VERSION

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of October 12, 2016, is by and among Goodrich Petroleum Corporation, a Delaware corporation (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”).

WHEREAS, on April 15, 2016, the Company (the “Debtor”) and Goodrich Petroleum Company, L.L.C. (the “Debtor Affiliate”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the for the Southern District of Texas (the “Bankruptcy Court”), case number 16-31975;

WHEREAS, on August 12, 2016, the Debtor and Debtor Affiliate filed the First Amended Joint Plan of Reorganization (as amended or supplemented from time to time, the “Plan of Reorganization”);

WHEREAS, on September 28, 2016, the Bankruptcy Court entered an order confirming the Plan of Reorganization, and the Company and Debtor Affiliate emerged from their chapter 11 cases on the date first written above (the “Effective Date”);

WHEREAS, pursuant to the Plan of Reorganization, the Company will issue or cause to be issued, on or as soon as practicable after the Effective Date, warrants (the “Warrants”) to purchase shares of the common stock of the Company, par value $0.01 per share (“Common Stock”), representing an aggregate total of 20% of the total number of shares of Common Stock issuable pursuant to the Plan of Reorganization (subject to dilution as set forth in the Plan of Reorganization) to the New 2L Notes Purchasers (as defined in the Plan of Reorganization);

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, call, exercise and cancellation of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when issued, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definition of Terms. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

(a) “Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

(b) “Affiliate Transaction” has the meaning set forth in Section 9.9 hereof.

(c) “Agreement” has the meaning set forth in the Preamble.

(d) “Appropriate Officer” has the meaning set forth in Section 3.2(a) hereof.

(e) “Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§101-1532.

(f) “Beneficial Holder” means, with respect to any Warrants represented by a Global Warrant Certificate, any person or entity that “beneficially owns” (as such term is defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act) such Warrants.

(g) “Beneficial Ownership Limitation” means 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Warrant Exercise Shares as set forth in the applicable Exercise Form.

(h) “Bankruptcy Court” has the meaning set forth in the Preamble.

(i) “Board of Directors” means the Board of Directors of the Company.

(j) “Book-Entry Warrants” has the meaning set forth in Section 3.1(c) hereof.

(k) “Business Day” means any day that is not (i) a Saturday or Sunday or a day on which the New York Stock Exchange is closed and, (ii) in the event that the Warrants or Common Stock are listed on a national securities exchange other than the New York Stock Exchange, a day on which such national securities exchange is closed.

(l) “Certificated Warrants” has the meaning set forth in Section 3.1(c) hereof.

(m) “Common Stock” has the meaning set forth in the Recitals, and shall include any successor security as a result of any recapitalization, reorganization, reclassification or similar transaction involving the Company.

(n) “Common Stock Deemed Outstanding” means, at any given time, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock issuable upon exercise of Options, Warrants and Unsecured Creditors’ Warrants actually outstanding at such time, plus (c) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned subsidiaries.

(o) “Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

(p) “Current Sale Price” of the Common Stock on any date of determination means:

(i) if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten (10) consecutive trading days immediately prior to such date of determination, as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

(ii) if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, but is listed on another U.S. national or regional securities exchange, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) for the ten (10) consecutive trading days immediately prior to such date of determination, as reported in composite transactions for such securities exchange (or, if more than one, the principal securities exchange on which the Common Stock is traded);

(iii) if the Common Stock is not listed on a U.S. national or regional securities exchange, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) for the ten (10) consecutive trading days immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

(iv) in all other cases, as determined in good faith by the Board of Directors.

The Current Sale Price shall be determined without reference to early hours, after hours or extended market trading.

The Current Sale Price shall be appropriately adjusted by the Board of Directors in good faith if the “ex date” (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) occurs during the ten (10) consecutive trading days immediately prior to the day as of which the Current Sale Price is being determined.

For these purposes the term “ex date”, when used:

(i) with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the sale price or bid and ask prices, as applicable, were obtained without the right to receive such issuance or distribution;

(ii) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

(iii) with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such offer.

The foregoing adjustments shall be made to the Current Sale Price in accordance with the terms hereof, as may be necessary or appropriate to effectuate the intent of this Agreement and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

(q) “Customer Identification Program” has the meaning set forth in Section 9.16 hereof.

(r) “Date of Issuance” has the meaning set forth in Section 3.1(a) hereof.

(s) “Debtor” has the meaning set forth in the Recitals.

(t) “Debtor Affiliate” has the meaning set forth in the Recitals.

(u) “Depositary” has the meaning set forth in Section 3.1(c) hereof.

(v) “Direct Registration Warrants” has the meaning set forth in Section 3.1(c) hereof.

(w) “Effective Date” has the meaning set forth in the Recitals.

(x) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(y) “Excluded Issuance” means any issuance or sale (or deemed issuance or sale in accordance with Section 5.3) by the Company after the Date of Issuance of (a) shares of Common Stock issued upon the exercise of the Warrants; (b) shares of Common Stock issued upon the exercise of the Unsecured Creditors’ Warrants; (c) shares of Common Stock issued upon the conversion of the Initial Notes; (d) shares of Common Stock issued directly pursuant to a broadly distributed, registered public offering that is underwritten on a firm commitment basis; (e) shares of Common Stock issued upon the exercise of Options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board of Directors and issued pursuant to the Company’s long term incentive plan (including all such shares of Common Stock and Options outstanding prior to the Effective Date); (f) shares of Common Stock issued upon the conversion or exercise of Options (other than Options covered by clause (e) above) or Convertible Securities issued prior to the Date of Issuance, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; or (g) shares of Common Stock issued as bona fide “equity kickers” following the Effective Date in connection with one or more debt financings of the Company from one or more lenders that are not Affiliates of the Company.

(z) “Exercise Date” means any date, on or prior to the expiration of the Exercise Period, on which the Registered Holder exercises the right to purchase the Warrant Exercise Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein.

(aa) “Exercise Form” has the meaning set forth in Section 4.3(d) hereof.

(bb) “Exercise Price” has the meaning set forth in Section 4.1 hereof.

(cc) “Exercise Period” has the meaning set forth in Section 4.2 hereof.

(dd) “Fair Market Value” shall mean (i) in the case of Publicly Traded Securities, the average closing price on the applicable trading exchange or quotation system on each trading day during the five (5) trading day period ending on the trading day prior to the measurement date, and (ii) in the case of equity securities other than Publicly Traded Securities, the fair market value per equity security, as determined on a reasonable basis and in good faith by the Board, but without regard for any liquidity or minority discounts.

(ee) “Funds” has the meaning set forth in Section 4.3(i) hereof.

(ff) “Global Warrant Certificates” has the meaning set forth in Section 3.1(c) hereof.

(gg) “Governmental Authority” means any (i) government, (ii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, in each case, whether federal, state, local, municipal, foreign, supranational or of any other jurisdiction.

(hh) “Holder” has the meaning set forth in Section 4.1 hereof.

(ii) “Initial Notes” means the $40 million of 13.5% Convertible Senior Secured Second Lien Notes of the Company issued pursuant to the indenture, dated the date hereof, among the Company, the guarantors named therein, and Wilmington Trust, National Association, as trustee.

(jj) “Law” means all laws, statutes, rules, regulations, codes, injunctions, decrees, orders, ordinances, registration requirements, disclosure requirements and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

(kk) “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

(ll) “Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

(mm) “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity (as such term is defined in the Bankruptcy Code).

(nn) “Plan of Reorganization” has the meaning set forth in the Recitals.

(oo) “Publicly Traded Securities” shall mean securities that are registered under the Securities Act, are freely tradable and listed for trading on a national securities exchange.

(pp) “Registered Holder” has the meaning set forth in Section 3.4(d) hereof.

(qq) “Requisite Holders” means Registered Holders of Warrants exercisable for a majority of the Common Stock issuable upon exercise of all Warrants then outstanding.

(rr) “Rule 144” means Rule 144 under the Securities Act.

(ss) “S&P” means S&P Global Ratings, a division of The McGraw-Hill Companies, Inc.

(tt) “SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company or other business entity (other than a corporation), a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company or other business entity gains or losses or shall be or control the general partner, the managing member or entity performing similar functions of such partnership, limited liability company or other business entity.

(ww) “Transfer” has the meaning set forth in Section 6.1(a) hereof.

(xx) “Unsecured Creditors’ Warrants” means out-of-the money warrants equal to 10% of the New Goodrich Equity Interests (as defined in the Plan of Reorganization), on a fully diluted basis, issued pursuant to the Plan of Reorganization.

(yy) “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

(zz) “Waiver Notice” has the meaning set forth in Section 4.3(c) hereof.

(aaa) “Warrant Agent” has the meaning set forth in the preamble and shall include any successor to the Warrant Agent pursuant to Section 8.1 hereof.

(bbb) “Warrant Certificates” has the meaning set forth in Section 3.1(c) hereof.

(ccc) “Warrant Exercise Shares” means the shares of Common Stock issued upon the applicable exercise of a Warrant.

(ddd) “Warrant Register” has the meaning set forth in Section 3.4(c) hereof.

(eee) “Warrant Restrictions” has the meaning set forth in Section 3.1(c) hereof.

(fff) “Warrant Statements” has the meaning set forth in Section 3.1(c) hereof.

(ggg) “Warrants” has the meaning set forth in the Recitals.

Section 1.2 Rules of Construction

(a) The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa. The use herein of a word of any gender shall include correlative words of all genders.

(b) Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivision of this Agreement as originally executed. The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Agreement as a whole.

(c) References to “$” are to dollars in lawful currency of the United States of America.

(d) The Exhibits attached hereto are an integral part of this Agreement.

ARTICLE II

APPOINTMENT OF WARRANT AGENT

Section 2.1 Appointment. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants in accordance with the express terms and subject to the conditions set forth in this Agreement (and no implied terms or conditions), and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Agreement.

ARTICLE III

WARRANTS

Section 3.1 Issuance of Warrants.

(a) On the terms and subject to the conditions of this Agreement and in accordance with the terms of the Plan of Reorganization, on or as soon as practicable after the Effective Date (such date, the “Date of Issuance”), the Company will issue the Warrants to the New 2L Notes Purchasers, as set forth in the Plan of Reorganization.

(b) The maximum number of shares of Common Stock issuable pursuant to exercise of the Warrants shall be 2,499,999 shares, as such amount may be adjusted from time to time pursuant to this Agreement.

(c) Unless otherwise provided in this Agreement, the Warrants (such Warrants being referred to as “Book-Entry Warrants”) shall be issued through the book-entry facilities of The Depository Trust Company, as depositary (the “Depositary”), in the form of one or more global warrant certificates (“Global Warrant Certificates”), duly executed on behalf of the Company and countersigned, either by manual or facsimile signature, by the Warrant Agent, in the manner set forth in Section 3.2(b) below, which the Company shall deliver, or cause to be delivered to the Depositary, on or promptly after the Effective Date. Notwithstanding the foregoing, any Warrants that are not issuable through the mandatory reorganization function of the Depositary shall either be (x) represented by certificates (including the Global Warrant Certificates, “Warrant Certificates”; and any Warrant represented by a Warrant Certificate, other than a Global Warrant Certificate, being referred to as a “Certificated Warrant”) or (y) issued by electronic entry registration on the books of the Warrant Agent (“Direct Registration Warrants”) and shall be reflected on statements issued by the Warrant Agent from time to time to the holders thereof (the “Warrant Statements”); provided that any Certificated Warrants or Direct Registration Warrants that are not subject to any restriction on Transfer or exercise, or are not subject to any vesting requirements (such restrictions or requirements, “Warrant Restrictions”), may be exchanged at any time for a corresponding number of Book-Entry Warrants, in accordance with Section 6.1(d) and the applicable procedures of the Depositary and the Warrant Agent.

Section 3.2 Form of Warrant.

(a) Subject to Section 6.1 of this Agreement, the Global Warrant Certificates, with the forms of election to exercise and of assignment printed on the reverse thereof, shall be in substantially the form set forth in Exhibit A-1 attached hereto. The Certificated Warrants, with the forms of election to exercise and of assignment printed on the reverse thereof, shall be in substantially the form set forth in Exhibit A-2 attached hereto. The Warrant Certificates may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements placed thereon as may be required by the Depositary (including as provided in Section 3.2(b)) or to comply with any Law or with any rules or regulations made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, or, be determined by the Chief Executive Officer, President or Chief Financial Officer of the Company (each, an “Appropriate Officer”) executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates, provided any such insertions, omissions, substitutions or variations shall be reasonably acceptable to the Warrant Agent; and provided further, in each case, that they do not affect the rights, duties, obligations, responsibilities, liabilities or indemnities of the Warrant Agent.

(b) The Global Warrant Certificates shall bear a legend substantially in the form indicated therefor on Exhibit A-1. The Global Warrant Certificates shall be deposited on or after the Date of Issuance with the Warrant Agent and registered in the name of Cede & Co., as the nominee of the Depositary. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

Section 3.3 Execution of Warrant Certificates.

(a) The Warrant Certificates shall be signed on behalf of the Company by an Appropriate Officer. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any Appropriate Officer.

(b) If any Appropriate Officer who shall have signed any of the Warrant Certificates shall cease to be such Appropriate Officer before the Warrant Certificates so signed shall have been countersigned, either by manual or facsimile signature, by the Warrant Agent or delivered or disposed of by or on behalf of the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of with the same force and effect as though such Appropriate Officer had not ceased to be such Appropriate Officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper Appropriate Officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such Appropriate Officer.

(c) A Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof.

Section 3.4 Registration and Countersignature.

(a) Upon receipt of a written order of the Company signed by an Appropriate Officer instructing the Warrant Agent to do so, the Warrant Agent (i) shall upon receipt of

Warrant Certificates, including the Global Warrant Certificates, duly executed on behalf of the Company, countersign, either by manual or facsimile signature, such Warrant Certificates evidencing Warrants, and record such Warrant Certificates, including the Registered Holders thereof, in the Warrant Register, and (ii) shall register in the Warrant Register any Direct Registration Warrants in the names of the initial Registered Holders thereof. Such written order of the Company shall specifically state the number of Warrants that are to be issued as Certificated Warrants or Direct Registration Warrants and the name of the Registered Holders thereof, and the number of Warrants that are to be issued as Book-Entry Warrants, and the Warrant Agent may rely conclusively on such written order. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Company shall not instruct the Warrant Agent to register any Direct Registration Warrants unless and until the Warrant Agent shall notify the Company in writing that it has the capabilities to accommodate Direct Registration Warrants.

(b) No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder.

(c) The Warrant Agent shall keep or cause to be kept, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Certificated Warrants or Direct Registration Warrants, and the Warrants represented by Global Warrant Certificates, and exchanges, cancellations and Transfers of outstanding Warrants in accordance with the procedures set forth in Section 6.1 of this Agreement, all in a form satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of Transfer of the Warrants, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on any Registered Holder in connection with any such exchange or registration of Transfer. The Warrant Agent shall have no obligation to effect an exchange or register a Transfer unless and until it is satisfied that any payments required by the immediately preceding sentence have been made.

(d) Prior to due presentment for registration of Transfer or exchange of any Warrants in accordance with the procedures set forth in this Agreement, the Company and the Warrant Agent may deem and treat the person in whose name such Warrants are registered upon the Warrant Register (the “Registered Holder” of such Warrants) as the absolute owner of such Warrants, for all purposes including, without limitation, for the purpose of any exercise thereof, any distribution to the holder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary. Neither the Company nor the Warrant Agent will be liable or responsible for any registration or Transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

ARTICLE IV

TERMS AND EXERCISE OF WARRANTS

Section 4.1 Exercise Price. Each Warrant shall entitle (i) in the case of the Certificated Warrants or Direct Registration Warrants, the Registered Holder thereof and (ii) in the case of Book-Entry Warrants, the Beneficial Holder thereof ((i) and (ii) collectively, the “Holder”), subject to the provisions of the Warrants and this Agreement, the right to purchase from the Company one share of Common Stock (subject to adjustment from time to time as provided in Article V hereof), at the price of $0.01 per share (the “Exercise Price”).

Section 4.2 Exercise Period. Warrants may be exercised by the Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Date of Issuance and prior to 5:00 P.M., New York time on October 12, 2026 (the “Exercise Period”). To the extent that a Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.

Section 4.3 Method of Exercise.

(a) In connection with the exercise of any Warrants, (i) the Holder of such Warrants shall exchange the Common Stock purchase rights represented thereby by surrendering such Warrant (or portion thereof) to the Warrant Agent for the number of Warrant Exercise Shares being exercised, up to the aggregate number of Warrant Exercise Shares for which the Warrants are exercisable (subject to the limitations set forth in this Agreement and the Warrants), and (ii) the Exercise Price shall be paid, at the option of the Holder, (x) in United States dollars by personal, certified or official bank check payable to the Warrant Agent (if by certified or official bank check the Holder’s account number with the Warrant Agent and name and address must be typeset on the check), or by wire transfer to an account specified in writing by the Company or the Warrant Agent to such Holder, in either case in immediately available funds in an amount equal to the aggregate Exercise Price for such Warrant Exercise Shares as specified in the Exercise Form or (y) by cashless exercise as set forth in Section 4.3(b)).

(b) In lieu of paying the Exercise Price by personal, certified or official bank check or by wire transfer, any Holder may elect to exercise Warrants by authorizing the Company to withhold and not issue to such Holder, in payment of the Exercise Price thereof, a number of such Warrant Exercise Shares equal to (x) the number of Warrant Exercise Shares for which the Warrants are being exercised, multiplied by (y) the Exercise Price, and divided by (z) the Current Sale Price on the Exercise Date (and such withheld shares shall no longer be issuable under such Warrants, and the Holder shall not have any rights or be entitled to any payment with respect to such withheld shares).

(c) At no time when the Common Stock is registered under Section 12 of the Exchange Act shall the Company or the Warrant Agent effect any exercise of the Warrants, and a Holder shall not have the right to exercise any portion of the Warrants, to the extent that, after giving effect to the exercise as set forth on the applicable Exercise Form, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation; provided that, upon a Holder providing the Company and the Warrant Agent with sixty-one (61) days’ notice (the “Waiver Notice”) at any time, whether before or after the Common Stock is registered under Section 12 of the Exchange Act, that such Holder wishes to waive the provisions of this Section 4.3(c) with regard to any or all Warrant Exercise Shares issuable upon exercise of such Holder’s Warrants, this Section 4.3(c) shall be of no force or effect with regard to the Warrants referenced in the Waiver Notice. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder, its Affiliates and any Persons acting as a group together with such Holder or its Affiliates shall include the number of Warrant Exercise Shares issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Holder, its Affiliates or any other such Persons if such securities are subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 4.3(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In order to correct this Section 4.3(c) (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation, the provisions of this Section 4.3(c) may be construed and implemented in a manner other than in strict conformity with the terms hereof.

(d) Upon exercise of any Warrants, the Warrant Agent will (no later than three (3) Business Days after receipt of an Exercise Form) deliver written notice to the Company to confirm the number of shares of Common Stock issuable in connection with such exercise. The Company shall calculate and transmit to the Warrant Agent in a written notice, and the Warrant Agent shall have no duty, responsibility or obligation to calculate, the number of shares of Common Stock issuable in connection with any exercise. The Warrant Agent shall be entitled to rely conclusively on any such written notice provided by the Company, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions or pursuant to this Agreement. Such written notice from the Company shall also set forth the cost basis for such shares of Common Stock issued pursuant to such exercise.

(e) Subject to the terms and conditions of the Warrants and this Agreement, the Holder of any Warrants may exercise, in whole or in part, such Holder’s right to purchase the Warrant Exercise Shares issuable upon exercise of such Warrants by: (x) in the case of Certificated Warrants, properly completing and duly executing the exercise form for the election to exercise such Warrants (including the exercise forms referred to in clauses (y) and (z) below, an “Exercise Form”) appearing on the reverse side of the Warrant Certificates, (y) in the case of Direct Registration Warrants, providing an Exercise Form substantially in the form of Exhibit B hereto, properly completed and duly executed by the Registered Holder thereof, to the Warrant Agent, and (z) in the case of Book-Entry Warrants, providing an Exercise Form substantially in the form of Exhibit C hereto or otherwise complying with the practices and procedures of the Depositary and its direct and indirect participants, as applicable.

(f) Any exercise of Warrants pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with the terms of the Warrants and this Agreement; provided however, if the Holder undertakes a cashless exercise as set forth in Section 4.3(b) and the Current Sale Price is determined pursuant to clause (iv) of the definition of Current Sale Price, the Holder shall be entitled at its option to revoke exercise within five (5) business days of being notified in writing of the determination of the Current Sale Price.

(g) In the case of Certificated Warrants, upon receipt of the Warrant Certificate with the properly completed and duly executed Exercise Form, or in the case of Direct Registration Warrants, upon receipt of an Exercise Form, in each case pursuant to Section 4.3(d), the Warrant Agent shall:

(i) examine the Exercise Form and all other documents delivered to it by or on behalf of Holders as contemplated hereunder to ascertain whether or not, on their face, such Exercise Form and any such other documents have been executed and completed in accordance with their terms and the terms hereof;

(ii) if an Exercise Form or other document appears, on its face, to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrants exists, endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(iii) inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between the information provided on any Exercise Form received and the information on the Warrant Register;

(iv) advise the Company no later than three (3) Business Days after receipt of an Exercise Form, of (A) the receipt of such Exercise Form and the number of Warrant Exercise Shares in respect of which the Warrants are requested to be exercised in accordance with the terms and conditions of this Agreement, (B) the instructions with respect to delivery of the Common Stock deliverable upon such exercise, subject to timely receipt of such information by the Warrant Agent, and (C) such other information as the Company shall reasonably request; and

(v) subject to Common Stock being made available to the Warrant Agent by or on behalf of the Company, and written instructions from the Company, liaise with the transfer agent for the Common Stock for the issuance and registration (in electronic entry form, in the case of Direct Registration Warrants) of the number of shares of Common Stock issuable upon exercise of the Warrants in accordance with the Exercise Form.

The Company reserves the right to reject any and all Exercise Forms that it determines are not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful. Any such determination by the Company shall be final and binding on the Holders of the Warrants, absent manifest error. Moreover, the Company reserves the absolute right to waive any of the conditions to any particular exercise of Warrants or any defects in the Exercise Form(s) with regard to any particular exercise of Warrants. The Company shall provide prompt written notice to the Warrant Agent of any such rejection or waiver.

(h) In the case of Book-Entry Warrants, the Company and the Warrant Agent shall cooperate with the Depositary and its direct and indirect participants in order to effectuate the exercise of such Warrants, in accordance with the applicable practices and procedures of the Depositary and such participants, including the manner of delivery of notice of exercise by the Beneficial Holders thereof, which may be substantially in the form of Exhibit C or in such other form as shall be prescribed by such participants, as applicable.

(i) The Warrant Agent shall not be under any duty to give notice to the Holders of the Warrants of any irregularities in any exercise of Warrants, nor shall it incur any liability for the failure to give such notice.

(j) All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of services (the “Funds”) shall be held by the Warrant Agent as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, the Warrant Agent will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party.

Section 4.4 Issuance of Common Stock.

(a) Upon the effectiveness of any exercise of any Warrants pursuant to Section 4.3, the Company shall, subject to Section 4.6, promptly at its expense, and in no event later than five (5) Business Days after the Exercise Date, cause to be issued as directed by the Holder of such Warrants the total number of whole shares of Common Stock for which such Warrants are being exercised (as the same may be hereafter adjusted pursuant to Article V) in such denominations as are requested by the Holder as set forth below:

(i) in the case of the exercise of any Certificated Warrants or Direct Registration Warrants by the Registered Holder thereof, by electronic entry on the books of the Company’s transfer agent, registered as directed by the Holder, and

(ii) in the case of the exercise of any Book-Entry Warrants by the Beneficial Holder thereof, by same-day or next-day credit to the Depositary in accordance with the practices and procedures of the Depositary and its respective participants, delivered to such account as directed by the Holder.

(b) Notwithstanding the five (5) Business Day period set forth in Section 4.4(a), the Warrant Exercise Shares shall be deemed to have been issued at the time at which all of the conditions to such exercise have been fulfilled, and the Holder, or other person to whom the Holder shall direct the issuance thereof, shall be deemed for all purposes to have become the holder of such Warrant Exercise Shares at such time.

Section 4.5 Reservation of Shares.

(a) The Company agrees that it shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, a number of shares of Common Stock equal to the aggregate Warrant Exercise Shares issuable upon the exercise of all outstanding Warrants. The Company shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violating the Company’s governing documents, any agreements to which the Company is a party on the date thereof, any requirements of any national securities exchange upon which shares of Common Stock may be listed or any applicable Laws. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

(b) The Company covenants that it will take such actions as may be necessary or appropriate in order that all Warrant Exercise Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and non-assessable and free from any and all (i) security interests created by or imposed upon the Company and (ii) taxes, liens and charges with respect to the issuance thereof. If at any time prior to the expiration of the Exercise Period the number and kind of authorized but unissued shares of the Company’s capital stock shall not be sufficient to permit exercise in full of the Warrants, the Company will promptly take such corporate action as may, in the opinion of its counsel, be reasonably necessary (including seeking stockholder approval, if required) to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes. The Company agrees that its issuance of Warrants shall constitute full authority to its officers who are charged with the issuance of Warrant Exercise Shares to issue Warrant Exercise Shares upon the exercise of Warrants. Without limiting the generality of the foregoing, the Company will not increase the stated or par value per share, if any, of the Common Stock above the Exercise Price per share in effect immediately prior to such increase in stated or par value.

(c) The Company represents and warrants to the Holders that the issuance of the Warrants and the issuance of shares of Common Stock upon exercise thereof in accordance with the terms hereof will not constitute a breach of, or a default under, its governing documents and any other material agreements to which the Company is a party on the date hereof.

Section 4.6 Fractional Shares. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of any Warrants, and in any case where a Registered Holder of Warrants would, except for the provisions of this Section 4.6, be entitled under the terms thereof to receive a fraction of a share upon the exercise of such Warrants, the

Company shall, upon the exercise of such Warrants, issue or cause to be issued only the largest whole number of Warrant Exercise Shares issuable upon such exercise (and such fraction of a share will be disregarded, and the Holder shall not have any rights or be entitled to any payment with respect to such fraction of a share); provided that the number of whole Warrant Exercise Shares which shall be issuable upon the contemporaneous exercise of any Warrants shall be computed on the basis of the aggregate number of Warrant Exercise Shares issuable upon exercise of all such Warrants.

Section 4.7 Close of Books; Par Value. The Company shall not close its books against the Transfer of any Warrants or any Warrant Exercise Shares in any manner which interferes with the timely exercise of such Warrants. Without limiting Section 4.5(b), the Company shall use commercially reasonable efforts to, from time to time, take all such actions as may be necessary to assure that the par value per share of the unissued shares of Common Stock acquirable upon exercise of the Warrants is at all times equal to or less than the Exercise Price then in effect.

Section 4.8 Payment of Taxes. In connection with the exercise of any Warrants, the Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the Company’s issuance and delivery of shares of Common Stock (including certificates therefor) (or any payment of cash or other property in lieu of such shares) to any recipient other than the Holder of the Warrants being exercised, and in case of any such tax or other charge, the Warrant Agent and the Company shall not be required to issue or deliver any such shares (or cash or other property in lieu of such shares) until (x) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Warrant Agent or the Company or (y) it has been established to the Company’s and the Warrant Agent’s satisfaction that any such tax or other charge that is or may become due has been paid. For the avoidance of doubt, the Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes or charges, unless and until the Warrant Agent is satisfied that all such taxes and/or charges have been paid.

ARTICLE V

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF

WARRANT EXERCISE SHARES

In order to prevent dilution of the purchase rights granted under the Warrants, the number of Warrant Exercise Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as provided in this Article V (in each case, after taking into consideration any prior adjustments pursuant to this Article V).

Section 5.1 Adjustment to Number of Warrant Exercise Shares Upon Issuance of Common Stock. Except as provided in Section 5.2, and except in the case of an event described in either Section 5.4 or Section 5.5, if the Company shall, at any time or from time to time after the Effective Date, issue or sell, or in accordance with Section 5.3 is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Fair Market Value of each such share of Common Stock, then immediately upon such issuance or sale (or deemed issuance or sale), the number of Warrant Exercise Shares issuable upon exercise of the Warrants immediately prior to any such issuance or sale (or deemed issuance or sale) shall be increased to a number of Warrant Exercise Shares equal to the product obtained by multiplying the number of Warrant Exercise Shares issuable upon exercise of the Warrants immediately prior to such issuance or sale (or deemed issuance or sale) by a fraction (which shall in no event be less than one), (i) the numerator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale) and (ii) the denominator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (B) the aggregate number of shares of Common Stock which the aggregate amount of consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale) would purchase at the Fair Market Value of each such share of Common Stock.

Section 5.2 Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the number of Warrant Exercise Shares issuable upon exercise of the Warrants with respect to any Excluded Issuance.

Section 5.3 Effect of Certain Events on Adjustment to Number of Warrant Exercise Shares. For purposes of determining the adjusted number of Warrant Exercise Shares under Section 5.1, the following shall be applicable:

(a) Issuance of Options. If the Company shall, at any time or from time to time after the Effective Date, in any manner grant or sell (whether directly, through a subsidiary of the Company or by assumption in a merger or otherwise) any Options, whether or not such Options or the right to convert or exchange any Convertible Securities issuable upon the exercise of such Options are immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 5.3(e)) for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon the exercise of such Options is less than the Fair Market Value of a share of Common Stock immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the number of Warrant Exercise Shares under Section 5.1), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 5.1) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 5.3(c), no further adjustment of the number of Warrant Exercise Shares shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(b) Issuance of Convertible Securities. If the Company shall, at any time or from time to time after the Effective Date, in any manner grant or sell (whether directly, through a subsidiary of the Company or by assumption in a merger or otherwise) any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 5.3(e)) for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities is less than the Fair Market Value of a share of Common Stock immediately prior to the time of the granting or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the number of Warrant Exercise Shares pursuant to Section 5.1), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 5.1) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 5.3(c), (A) no further adjustment of the number of Warrant Exercise Shares shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities and (B) no further adjustment of the number of Warrant Exercise Shares shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the number of Warrant Exercise Shares have been made pursuant to the other provisions of this Section 5.3.

(c) Change in Terms of Options or Convertible Securities. Upon any change in any of (A) the total amount received or receivable by the Company as consideration for the granting or sale of any Options or Convertible Securities referred to in Section 5.3(a) or Section 5.3(b), (B) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of any Options or upon the issuance, conversion or exchange of any Convertible Securities referred to in Section 5.3(a) or Section 5.3(b), (C) the rate at which Convertible Securities referred to in Section 5.3(a) or Section 5.3(b) are convertible into or exchangeable for Common Stock, or (D) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 5.3(a) or any Convertible Securities referred to in Section 5.3(b) (in each case, other than in connection with an Excluded Issuance), then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the number of Warrant Exercise Shares pursuant to this Article V) the number of Warrant Exercise Shares issuable upon exercise of the Warrants at the time of such change shall be adjusted or readjusted, as applicable, to the number of Warrant Exercise Shares which would have been in effect at such time pursuant to the provisions of this Article V had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate or maximum number of shares, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment or readjustment, the number of Warrant Exercise Shares issuable upon exercise of the Warrants is increased.

(d) Treatment of Expired or Terminated Options or Convertible Securities. Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Article V (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the number of Warrant Exercise Shares then issuable upon exercise of the Warrants shall forthwith be changed pursuant to the provisions of this Article V to the number of Warrant Exercise Shares which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

(e) Calculation of Consideration Received. If the Company shall, at any time or from time to time after the Effective Date, issue or sell, or is deemed to have issued or sold in accordance with this Section 5.3 any shares of Common Stock, Options or Convertible Securities: (i) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (ii) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (iii) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair value of such portion of the aggregate consideration received by the Company in such transaction as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued in such transaction; or (iv) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith the Board of Directors, whose determination shall be described in a resolution.

(f) Record Date. For purposes of any adjustment to the number of Warrant Exercise Shares in accordance with this Article V, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(g) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Article V.

Section 5.4 Adjustment to Number of Warrant Exercise Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Effective Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Exercise Shares issuable upon exercise of the Warrants immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Exercise Shares issuable upon exercise of the Warrants immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 5.4 shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

Section 5.5 Adjustment to Number of Warrant Exercise Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 5.4), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Warrants shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Exercise Shares then exercisable under the Warrants, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holders would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holders had exercised the Warrants in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Exercise Shares then issuable upon exercise of the Warrants as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of the Warrants); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holders) shall be made with respect to the Holders’ rights under the Warrants to insure that the provisions of this Article V shall thereafter be applicable, as nearly as possible, to the Warrants in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of the Warrants. The provisions of this Section 5.5 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Agreement and satisfactory to the Holders, the obligation to deliver to the Holders such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holders shall be entitled to receive upon exercise of the Warrants. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5.5, the Holders shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 4.2 instead of giving effect to the provisions contained in this Section 5.5 with respect to the Warrants.

Section 5.6 Other Dividends and Distributions. If the Company shall, at any time or from time to time after the Effective Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, provision shall be made so that each Holder shall receive upon exercise of the Warrants held by such Holder, in addition to the number of Warrant Exercise Shares receivable thereupon, the kind and amount of securities of the Company, cash or other property which such Holder would have been entitled to receive had the Warrants held by such Holder been exercised in full into Warrant Exercise Shares on the date of such event and had such Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Article V with respect to the rights of such Holder; provided, that no such provision shall be made if the Holders receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as the Holders would have received if the Warrants had been exercised in full into Warrant Exercise Shares on the date of such event.

Section 5.7 Certain Events. If any event of the type contemplated by the provisions of this Article V but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board of Directors shall make an appropriate adjustment in the number of Warrant Exercise Shares issuable upon exercise of the Warrants so as to protect the rights of the Holders in a manner consistent with the provisions of this Article V; provided, that no such adjustment pursuant to this Section 5.7 shall decrease the number of Warrant Exercise Shares issuable as otherwise determined pursuant to this Article V.

Section 5.8 Notices. Whenever the number and/or kind of Warrant Exercise Shares is adjusted as herein provided, the Company shall (i) prepare and deliver, or cause to be prepared and delivered, forthwith to the Warrant Agent a written statement setting forth the adjusted number and/or kind of shares issuable upon the exercise of Warrants after such adjustment, the facts requiring such adjustment and the computation by which adjustment was made, and (ii) cause the Warrant Agent to give written notice to each Registered Holder in the manner provided in Section 9.2 below, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall be fully protected in relying upon any such written notice delivered in accordance with this Section 5.8, and on any adjustment therein contained, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such written notice. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall have no duty or obligation to investigate or confirm whether the information contained in any such written notice complies with the terms of this Agreement or any other document, including the Warrant Certificates. The Warrant Agent shall have no duty to determine when an adjustment under this Article V should be made, how any such adjustment should be calculated, or the amount of any such adjustment.

Section 5.9 Form of Warrant After Adjustments. The form of the Warrant Certificate need not be changed because of any adjustments in the number and/or kind of shares issuable upon exercise of the Warrants, and Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated therein, as initially issued. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate (including the rights, duties, liabilities or obligations of the Warrant Agent), and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate, may be in the form so changed.

Section 5.10 Deferral or Exclusion of Certain Adjustments No adjustment to the number of Warrant Exercise Shares shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the number of Warrant Exercise Shares; provided that any adjustments which by reason of this Section 5.10 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Subject to Section 4.5(b), no adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section 5.10 shall be made to the nearest one one-thousandth (1/1,000) of a share.

ARTICLE VI

TRANSFER AND EXCHANGE

OF WARRANTS

Section 6.1 Registration of Transfers and Exchanges.

(a) Transfer and Exchange of Book-Entry Warrants. The Transfer (as defined below) and exchange of Book-Entry Warrants shall be effected through the Depositary and its direct and indirect participants, in accordance with the practices and procedures therefor of the Depositary and such participants. As used herein, “Transfer” means any transfer, sale, assignment or other disposition of the Warrants.

(b) Exchange of Book-Entry Warrants for Certificated Warrants or Direct Registration Warrants. If at any time:

(i) the Depositary for the Global Warrant Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant Certificates and a successor Depositary for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice; or

(ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to exclusively cause the issuance of Certificated Warrants or Direct Registration Warrants under this Agreement, then upon written instructions signed by an Appropriate Officer of the Company, the Warrant Agent shall register and issue Certificated Warrants, or shall register Direct Registration Warrants, in an aggregate number equal to the number of Book-Entry Warrants represented by the Global Warrant Certificates, in accordance with such written instructions. Such written instructions provided by the Company shall state that the Certificated Warrants or Direct Registration Warrants issued in exchange for Book-Entry Warrants pursuant to this Section 6.1(a) shall be registered in such names and in such amounts as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.

(c) Transfer and Exchange of Certificated Warrants or Direct Registration Warrants. When Certificated Warrants or Direct Registration Warrants are presented to the Warrant Agent with a written request:

(i) to register the Transfer of such Certificated Warrants or Direct Registration Warrants; or

(ii) to exchange such Certificated Warrants or Direct Registration Warrants for an equal number of Certificated Warrants or Direct Registration Warrants, respectively, of other authorized denominations, the Warrant Agent shall register the Transfer or make the exchange, and in the case of Certificated Warrants shall issue such new Warrant Certificates, as requested if its customary requirements for such transactions are met, provided, that (A) the Warrant Agent shall have received (x) a written instruction of Transfer in form satisfactory to the Warrant Agent, duly executed by the Registered Holder thereof or by his attorney, duly authorized in writing, (y) a written order of the Company signed by an Appropriate Officer authorizing such exchange and (z) in the case of Certificated Warrants, surrender of the Warrant Certificate or Warrant Certificates representing same duly endorsed for Transfer or exchange.

(d) Exchange of Certificated Warrants or Direct Registration Warrants for Book-Entry Warrants. Certificated Warrants or Direct Registration Warrants that are not subject to any Warrant Restrictions or subject to the restrictions set forth in Section 6.4, may be exchanged for Book-Entry Warrants upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of appropriate written instruments of transfer with respect to such Certificated Warrants or Direct Registration Warrants, in form satisfactory to the Warrant Agent, and in the case of Certificated Warrants, surrender of the Warrant Certificate or Certificate(s)

representing same duly endorsed for Transfer or exchange, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Certificated Warrants or Direct Registration Warrants, then the Warrant Agent shall cancel such Certificated Warrants or Direct Registration Warrants on the Warrant Register and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Book-Entry Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, or if the Global Warrant Certificates then outstanding cannot be used for such purposes, the Company shall issue and the Warrant Agent shall countersign, by either manual or facsimile signature, a new Global Warrant Certificate representing the appropriate number of Book-Entry Warrants. Any exchange pursuant to this Section 6.1(d) shall be subject to the Company’s prior written approval.

(e) Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6.1(f)), unless and until it is exchanged in whole for Certificated Warrants or Direct Registration Warrants, a Global Warrant Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(f) Restrictions on Transfer. No Warrants or Warrant Exercise Shares shall be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities Laws or the Company’s articles of incorporation.

(g) Exchange of Global Warrant Certificate. A Global Warrant Certificate may be exchanged for another Global Warrant Certificate of like or similar tenor for purposes of complying with the practices and procedures of the Depositary.

(h) Cancellation of Global Warrant Certificate. At such time as all beneficial interests in a Global Warrant Certificates have either been exchanged for Certificated Warrants or Direct Registration Warrants, redeemed, repurchased or cancelled, the Global Warrant Certificate shall be returned to, or retained and cancelled pursuant to applicable Law by, the Warrant Agent, upon written instructions from the Company satisfactory to the Warrant Agent.

Section 6.2 Obligations with Respect to Transfers and Exchanges of Warrants.

(a) All Certificated Warrants or Direct Registration Warrants issued upon any registration of Transfer or exchange of Certificated Warrants or Direct Registration Warrants, respectively, shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Certificated Warrants or Direct Registration Warrants surrendered upon such registration of Transfer or exchange. No service charge shall be made to a Registered Holder for any registration, Transfer or exchange of any Certificated Warrants or Direct Registration Warrants, but the Company or the Warrant Agent may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on the Registered

Holder in connection with any such exchange or registration of Transfer. The Warrant Agent shall forward any such sum collected by it to the Company or to such persons as the Company shall specify by written notice. The Warrant Agent shall have no obligation to effect an exchange or register a Transfer unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) So long as the Depositary, or its nominee, is the registered owner of a Global Warrant Certificate, the Depositary or such nominee, as the case may be, shall be considered by the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent as the sole owner or holder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent, or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy, or other authorization furnished by the Depositary or impair the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in a Global Warrant Certificate.

(c) Subject to Section 6.1(c) and this Section 6.2, the Warrant Agent shall,

(i) in the case of Certificated Warrants, upon receipt of all information required to be delivered hereunder, from time to time register the Transfer of any outstanding Certificated Warrants in the Warrant Register, upon delivery by the Registered Holder thereof, at the Warrant Agent’s office designated for such purpose, of the Warrant Certificate representing such Certificated Warrants, properly completed and duly endorsed for Transfer, by the Registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and upon any such registration of Transfer, a new Warrant Certificate shall be issued to the transferee.

(ii) in the case of Direct Registration Warrants, upon receipt of all information required to be delivered hereunder, from time to time register the Transfer of any outstanding Direct Registration Warrants in the Warrant Register, upon delivery by the Registered Holder thereof, at the Warrant Agent’s office designated for such purpose, of a form of assignment substantially in the form of Exhibit D hereto, properly completed and duly executed by the Registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and upon any such registration of Transfer, new Direct Registration Warrants shall be issued to the transferee.

Section 6.3 Fractional Warrants. The Warrant Agent shall not effect any registration of Transfer or exchange which will result in the issuance of a fraction of a Warrant.

Section 6.4 Restricted Warrants; Legends. Notwithstanding anything contained in this Agreement, the Company will cause any Warrants that are distributed or issued hereunder to be issued as Certificated Warrants represented by Warrant Certificates bearing a legend in substantially the following form, or as Direct Registration Warrants with a notation to a similar effect on the Warrant Register:

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OR OTHER APPLICABLE SECURITIES LAWS. THESE WARRANTS (AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF) MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.

The Warrant Exercise Shares issued upon exercise of any such Warrants shall be issued in the form of registered stock certificates bearing a legend indicating that transfer may be restricted under United States federal and state securities laws, or in the form of an electronic entry on the stock register maintained by the transfer agent for the Common Stock with a notation to a similar effect.

The Holder (or its transferee, as applicable) of any such Warrants or Warrant Exercise Shares, as applicable, shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the restrictive legend set forth above when (a) all such Warrants or Warrant Exercise Shares, as applicable, shall have been (i) effectively registered under the Securities Act and disposed of in accordance with a registration statement covering such securities or (ii) disposed of pursuant to the provisions of Rule 144 or any comparable rule under the Securities Act or (b) when, in the written reasonable opinion of independent counsel for such Holder (which counsel shall be experienced in Securities Act matters and which counsel and opinion shall be reasonably satisfactory to the Company), such restrictions are no longer required in order to insure compliance with the Securities Act (including, without limitation, when all such Warrants or Warrant Exercise Shares, as applicable, could be sold in a single transaction pursuant to Rule 144 without restriction as to volume or manner of sale).

ARTICLE VII

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

Section 7.1 No Rights or Liability as Stockholder. Nothing contained in the Warrants shall be construed as conferring upon the Holder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company. The vote or consent of any Holder shall not be required with respect to any action or proceeding of the Company and no Holder shall have any right not expressly conferred hereunder or under, or by applicable Law with respect to, the Warrants or any Warrant Certificates held by such Holder. Except as otherwise provided herein, no Holder, by reason of the ownership or possession of a Warrant or Warrant Certificate, shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date preceded, the date of the exercise of such Warrant. No provision thereof and no mere enumeration therein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 7.2 Notice to Registered Holders. The Company shall give notice to Registered Holders by regular mail, and prompt written notice thereof to the Warrant Agent, if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

(a) the payment of any dividend payable in any securities upon shares of Common Stock or the making of any distribution (other than a regular quarterly cash dividend) to all holders of Common Stock;

(b) the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

(c) the issuance of any Additional Common Stock, Options or Convertible Securities that would result in an adjustment to the number of Warrant Exercise Shares issuable upon exercise of the Warrants pursuant to Article V;

(d) a capital reorganization of the Company, reclassification of the Common Stock of the Company, consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person;

(e) a dissolution, liquidation or winding up of the Company; or

(f) the occurrence of any other event that would result in an adjustment to the number of Warrant Exercise Shares issuable upon exercise of the Warrants under Article V.

Such giving of notice shall be initiated at least ten (10) days prior to the date fixed as the record date or the date of closing of the Company’s stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or of the stockholders entitled to vote on such capital reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up or the proposed effective date of a capital reorganization, reclassification, consolidation, merger, sale, issuance of Additional Common Stock, Options or Convertible Securities or any other event that would result in an adjustment to the number of Warrant Exercise Shares issuable upon exercise of the Warrants under Article V. Such notice shall specify such record date or the date of closing the stock transfer books or proposed effective date, as the case may be. Failure to provide such notice shall not affect the validity of any action taken. For the avoidance of doubt, no such notice (or failure to provide it to any Holder) shall supersede or limit any adjustment called for by Article V by reason of any event as to which notice is required by this Section 7.2.

Section 7.3 Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company may issue, and upon written request by the Company, the Warrant Agent shall countersign, either by manual or facsimile signature, and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor in accordance with written instructions from the Company and subject to the terms of this Section 7.3. In the case of Warrant Certificates other than Global Warrant Certificates, the Company or the Warrant Agent may in its discretion require evidence reasonably satisfactory to it of the loss, theft or destruction of such Warrant Certificate, and an open penalty surety bond satisfactory to it and holding it and the Company harmless and absent notice to the Warrant Agent that such replacement certificates have been acquired by a bona fide purchaser. Applicants for such substitute Warrant Certificates shall also comply with such other regulations and pay such other charges as the Company or the Warrant Agent may require.

Section 7.4 Cancellation of Warrants. If the Company shall purchase or otherwise acquire Warrants, such Warrants shall be cancelled and retired, in the case of Certificated Warrants or Direct Registration Warrants, by appropriate notation on the Warrant Register, and, in the case of Book-Entry Warrants, in accordance with the practices and procedures of the Depositary, including if required by such practices and procedures by appropriate notation on the applicable Global Warrant Certificate.

ARTICLE VIII

CONCERNING THE WARRANT AGENT AND OTHER MATTERS

Section 8.1 Resignation, Removal, Consolidation or Merger of Warrant Agent.

(a) Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. In the event of any such resignation of the Warrant Agent or successor thereto, the Company shall promptly give notice of such resignation to Registered Holders by regular mail. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of sixty (60) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the Registered Holder of a Warrant, then the Registered Holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. The Company may, at any time and for any reason at no cost to the Holders, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument signed by the Company and specifying such removal and the date when it is intended to become effective, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a Person organized and existing under the Laws of the United States of America, or any state thereunder, in good standing. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, rights, immunities, duties and obligations of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties and obligations.

(b) Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall (i) give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment, and (ii) cause written notice thereof to be delivered to each Registered Holder at such Holder’s address appearing on the Warrant Register. Failure to give any notice provided for in this Section 8.1(b) or any defect therein shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

(c) Merger, Consolidation or Name Change of Warrant Agent.

(i) Any Person into which the Warrant Agent may be merged or with which it may be consolidated or any Person resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement, without any further act or deed, if such person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 8.1(a). If any of the Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of any previous Warrant Agent; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

(ii) If at any time the name of the Warrant Agent is changed and at such time any of the Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

Section 8.2 Fees and Expenses of Warrant Agent.

(a) Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as Warrant Agent and will reimburse the Warrant Agent upon demand for all reasonable and documented out-of-pocket expenses (including reasonable counsel fees and expenses), taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in connection with the negotiation, preparation, delivery, administration, execution, modification, waiver, delivery, enforcement or amendment of this of this Agreement and the exercise and performance of its duties hereunder.

(b) Further Assurances. The Company agrees to perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

Section 8.3 Duties of Warrant Agent.

(a) Covered Persons. References to the Warrant Agent in this Section 8.3 shall include the Warrant Agent and its affiliates, principles, directors, officers, employees, agents, representatives, attorneys, accountants, advisors and other professionals.

(b) Liability.

(i) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement, the Warrant Statements or in the Warrant Certificates (except, in each case, its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Warrant Agent shall not be under any responsibility in respect of the validity or sufficiency of this Agreement or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificate (except, in each case, its countersignature thereof); nor shall the Warrant Agent be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate to be complied with by the Company; nor shall the Warrant Agent be responsible for the making of any adjustment in the number and/or kind of shares issuable upon the exercise of a Warrants required under the provisions of Article V or be responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such change; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Exercise Shares to be issued pursuant to this Agreement or any Warrant or as to whether any Warrant Exercise Shares will, when issued, be validly issued and fully paid and non-assessable. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the issue and sale, or exercise, of the Warrants.

(ii) The Warrant Agent shall have no liability under, and no duty to inquire as to, the provisions of any agreement, instrument or document other than this Agreement, including any Warrant Certificate.

(iii) The Warrant Agent may rely on and shall incur no liability or responsibility to the Company, any Holder, or any other Person for any action taken, suffered or omitted to be taken by it upon any notice, instruction, request, resolution, waiver, consent, order, certificate, affidavit, statement, or other paper, document or instrument furnished to the Warrant Agent hereunder and believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such notice, instruction, request, resolution, waiver, consent, order, certificate, affidavit, statement, or other paper, document or instrument. The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement.

(iv) The Warrant Agent shall act hereunder solely as agent for the Company and in a ministerial capacity and does not assume any obligation or relationship of agency or trust with any of the Holders, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken in connection with this Agreement except to the extent that a court of competent jurisdiction determines that its own gross negligence, willful misconduct or bad faith (as each is determined by a final, nonappealable judgment) was the primary cause of any loss.

(v) Anything in this Agreement to the contrary notwithstanding, in no event shall the Warrant Agent be liable for any special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage. Notwithstanding anything contained in this Agreement to the contrary, any liability of the Warrant Agent under this Agreement shall be limited in the aggregate to an amount equal to the annual fees paid by the Company to the Warrant Agent hereunder.

(vi) All rights and obligations contained in this Section 8.3 shall survive the termination of this Agreement and the resignation, replacement, incapacity or removal of the Warrant Agent. All fees and expenses incurred by the Warrant Agent prior to the resignation, replacement, incapacity or removal of the Warrant Agent shall be paid by the Company in accordance with this Section 8.3 of this Agreement notwithstanding such resignation, replacement, incapacity or removal of the Warrant Agent.

(vii) The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to the provisions of this Agreement.

(viii) In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

(ix) In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent.

(c) Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by an Appropriate Officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered by it pursuant to the provisions of this Agreement. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

(d) Indemnity. The Company agrees to indemnify, defend, protect and save the Warrant Agent and hold it harmless from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses, including without limitation reasonable fees and disbursements of counsel, that may be imposed on, incurred by, or asserted against such Person, at any time, and in any way relating to or arising out of or in connection with, directly or indirectly, the execution, delivery or performance of this Agreement, the enforcement of any rights or remedies under or in connection with this Agreement, or as may arise by reason of any act, omission or error of such Person; provided, however, that no such Person shall be entitled to be so indemnified, defended, protected, saved and kept harmless to the extent such loss was caused by its own gross negligence, bad faith or willful misconduct, each as determined by a final judgment of a court of competent jurisdiction. Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its written consent, which written consent shall not be unreasonably conditioned, withheld or delayed.

(e) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except, in each case, its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Article V hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any Common Stock will, when issued, be valid and fully paid and non-assessable. The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, Transfer or exchange of Warrants.

(f) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees or for any loss to the Company resulting from such neglect or misconduct, provided that the Warrant Agent acts without gross negligence, willful misconduct or bad faith (each as determined by a final judgment of a court of competent jurisdiction) in connection with the selection of such attorneys, agents or employees.

(g) The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be legal counsel for the Company) and the advice of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by such parties in accordance with such advice.

(h) The Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company freely as though it was not Warrant Agent under this Agreement. Nothing contained herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person.

(i) The Warrant Agent shall not be required to use or risk its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers, and shall not be required to take any action which, in the Warrant Agent’s sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity satisfactory to it.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.1 Binding Effects; Benefits. This Agreement shall inure to the benefit of and shall be binding upon the Company, the Warrant Agent and the Holders and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the Company, the Warrant Agent and the Holders, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 9.2 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail (return receipt requested, postage prepaid), by private national courier service, by personal delivery or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two (2) days after the date of mailing, (ii) if sent by national courier service, one (1) Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by facsimile transmission, on the Business Day after such facsimile is transmitted, in each case as follows:

if to the Warrant Agent, to:

Kathy O’Kane

American Stock Transfer & Trust Company, LLC

16633 N. Dallas Parkway, Suite 600

Addison, Texas 75001

Facsimile: (972) 588-1890

if to the Company, to:

Goodrich Petroleum Corporation

801 Louisiana, Suite 700

Houston, Texas 77002

Facsimile: (713) 780-9254

Attention: General Counsel

if to Registered Holders, at their addresses as they appear in the Warrant Register and, if different, at the addresses appearing in the records of the transfer agent or registrar for the Common Stock.

Section 9.3 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holders, any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns and the Holders.

Section 9.4 Examination of this Agreement. A copy of this Agreement, and of the Warrant Register relating to such Holder’s Warrants, shall be available at all reasonable times at an office designated for such purpose by the Warrant Agent, for examination by the Registered Holder of any Warrant.

Section 9.5 Counterparts. This Agreement may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 9.6 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation hereof.

Section 9.7 Amendments.

(a) Subject to Section 9.7(b) below, this agreement may not be amended except in writing signed by the Company and the Warrant Agent.

(b) The Company and the Warrant Agent may from time to time supplement or amend this Agreement or the Warrants, as follows:

(i) without the approval of any Holder in order to cure any ambiguity, manifest error or other mistake in this Agreement or the Warrants, or to correct or supplement any provision contained herein or in the Warrants that may be defective or inconsistent with any other provision herein or in the Warrants, or to make any other provisions in regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect, alter or change the interests of the Holders in any material respect, or

(ii) with the prior written consent of the Requisite Holders; provided, however, that the consent of each Holder adversely affected thereby shall be required for any amendment that (i) reduces the term of the Warrants (or otherwise modifies any provisions pursuant to which the Warrants may be terminated or cancelled), (ii) decreases the number of Warrant Exercise Shares (or, as applicable, the amount of such other securities and/or assets) deliverable upon exercise of the Warrants, other than such decreases that are made pursuant to Article V or (iii) modifies, in a manner adverse to the Holders generally, the material anti-dilution provisions set forth in Article V.

(c) Notwithstanding anything to the contrary herein, upon the delivery of a certificate from an Appropriate Officer which states that the proposed supplement or amendment is in compliance with the terms of this Section 9.7, the Warrant Agent shall execute such supplement or amendment; provided that the Warrant Agent may, but shall not be obligated to, execute any amendment or supplement that affects Warrant Agent’s rights, duties, immunities, liabilities or obligations hereunder. Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 9.7 shall be binding upon all Holders and upon each future Holder, the Company and the Warrant Agent. In the event of any amendment, modification or waiver, the Company shall give prompt notice thereof to all Registered Holders and, if appropriate, notation thereof shall be made on all Warrant Certificates thereafter surrendered for registration of Transfer or exchange. Any failure of the Company to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such amendment.

Section 9.8 No Inconsistent Agreements; No Impairment. The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders in the Warrants or the provisions hereof. The Company represents and warrants to the Holders that the rights granted hereunder do not in any way conflict with the rights granted to holders of the Company’s securities under any other agreements. The Company shall not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Warrants and in the taking of all such action as may be necessary in order to preserve the exercise rights of the Holders against impairment.

Section 9.9 Affiliate Transactions. So long as any Warrant remains outstanding, without the prior written consent of the Requisite Holders, the Company shall not, and shall not permit any of its Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its securities, properties or assets to, or purchase any securities, property or assets from, or enter into or make or amend (including by waiver) any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each, an “Affiliate Transaction”), unless: (i) the Affiliate Transaction is on terms that are no less favorable in the aggregate to the Company or the relevant Subsidiary than those that could be obtained by the Company or such Subsidiary from a person that is not an Affiliate, and (ii) the Company delivers to the Warrant Agent an officers’ certificate signed by at least two of the Company’s executive officers certifying that such Affiliate Transaction complies with clause (i) above.

Section 9.10 Integration/Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company, the Warrant Agent and the Holders in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the Warrants. This Agreement and the Warrants supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 9.11 Governing Law, Etc. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the Laws of the State of New York and for all purposes shall be governed by and construed in accordance with the Laws of such State. Each party hereto consents and submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and of the U.S. federal courts located in the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 9.2 hereof. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on forum non conveniens or lack of jurisdiction or venue in any such court in any such action or proceeding.

Section 9.12 Termination. This Agreement will terminate on the earlier of (i) such date when all Warrants have been exercised with respect to all shares subject thereto, or (ii) the expiration of the Exercise Period. The provisions of Section 8.3 and this Article IX shall survive such termination and the resignation, replacement or removal of the Warrant Agent.

Section 9.13 Waiver of Trial by Jury. Each party hereto, including each Holder by its receipt of a Warrant, hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement and the transactions contemplated hereby.

Section 9.14 Remedies. The Company hereby agrees that, in the event that the Company violates any provisions of the Warrants (including the obligation to deliver shares of Common Stock upon the exercise thereof), the remedies at law available to the Holder of such Warrant may be inadequate. In such event, the Requisite Holders and, other than in the event the Company fails to deliver Warrant Exercise Shares upon a Holder’s exercise of its Warrants (which shall not require the consent of the Requisite Holders), with the prior written consent of the Requisite Holders, the holder of such Warrants, shall have the right, in addition to all other rights and remedies any of them may have, to specific performance and/or injunctive or other equitable relief to enforce the provisions of this Agreement and the Warrants.

Section 9.15 Severability. In the event that any one or more of the provisions contained in this Agreement or in the Warrants, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein and therein shall not be affected or impaired thereby; provided, however, that if any such excluded provision shall adversely affect the rights, immunities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to immediately resign.

Section 9.16 Customer Identification Program. The Company acknowledges that the Warrant Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Warrant Agent must obtain, verify and record information that allows the Warrant Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Warrant Agent may request information from the Company that will help the Warrant Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Warrant Agent deems necessary. The Company agrees that the Warrant Agent cannot accept an appointment hereunder unless and until the Warrant Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

Section 9.17 Registration Rights. The Company has granted certain registration rights with respect to the Warrants, as set forth in that certain Registration Rights Agreement, dated as of October 12, 2016, by and among the Company and parties signatory thereto.

Section 9.18 Confidentiality. The Warrant Agent and the Company agree that the Warrant Register and personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions) or pursuant to the requirements of the SEC.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned parties hereto as of the date first above written.

GOODRICH PETROLEUM CORPORATION

By:	/s/ Michael J. Killelea
Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:	/s/ Michael A. Nespoli
Name:	Michael A. Nespoli
Title:	Executive Director

Signature Page to Warrant Agreement

EXHIBIT A-1

FACE OF GLOBAL WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 12, 2026

This Global Warrant Certificate is held by The Depository Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6.1(g) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6.1(h) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with.

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF OCTOBER 12, 2016, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”).

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO

5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 12, 2026

WARRANT TO PURCHASE

2,499,999 SHARES OF COMMON STOCK OF

GOODRICH PETROLEUM CORPORATION¤

CUSIP # 382410 157

ISSUE DATE: October 12, 2016

No. W-1

This certifies that, for value received, Cede & Co. and its registered assigns (collectively, the “Registered Holder”), is entitled to purchase from Goodrich Petroleum Corporation, a Delaware corporation (the “Company”), subject to the terms and conditions hereof, at any time before 5:00 p.m., New York time, on October 12, 2026, the number of fully paid and non-assessable shares of Common Stock of the Company set forth above at the Exercise Price (as defined in the Warrant Agreement). The number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article V of the Warrant Agreement. The Exercise Price shall be $0.01.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

¤	Exercisable for 2,499,999 shares of Common Stock for all Warrants in the aggregate, subject to adjustment in accordance with Article V of the Warrant Agreement.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the      day of October, 2016.

GOODRICH PETROLEUM CORPORATION

By:

Print Name:

Title:

Attest:

American Stock Transfer & Trust Company, LLC, as Warrant Agent

By:

Name:
Title:

Address of Registered Holder for Notices (until changed in accordance with this Warrant):

Cede & Co.

55 Water Street

New York, New York 10041

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

REVERSE OF GLOBAL WARRANT CERTIFICATE

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase 2,499,999¤ shares of Common Stock issued pursuant to the Warrant Agreement, as dated October 12, 2016 (the “Warrant Agreement”), by and among Goodrich Petroleum Corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”). A copy of the Warrant Agreement may be inspected at the office of the Warrant Agent designated for such purpose. The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Registered Holders of the Warrants. All capitalized terms used in this Global Warrant Certificate that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

The Company shall not be required to issue fractions of Common Stock or any certificates that evidence fractional Common Stock.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws.

This Warrant does not entitle the Registered Holder to any of the rights of a stockholder of the Company.

The Company and Warrant Agent may deem and treat the Registered Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

¤	Exercisable for 2,499,999 shares of Common Stock for all Warrants in the aggregate, subject to adjustment in accordance with Article V of the Warrant Agreement.

EXHIBIT A-2

FACE OF WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 12, 2026

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF OCTOBER 12, 2016, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”).

Certificate Number	Warrants
CUSIP 382410 157

This certifies that

is the holder of

WARRANTS TO PURCHASE COMMON STOCK OF

GOODRICH PETROLEUM CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. Each Warrant entitles the holder and its registered assigns (collectively, the “Registered Holder”) to purchase from Goodrich Petroleum Corporation, a Delaware corporation (the “Company”), subject to the terms and conditions hereof, at any time before 5:00 p.m., New York time, on October 12, 2026, one fully paid and non-assessable share of Common Stock of the Company at the Exercise Price (as defined in the Warrant Agreement). The number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article V of the Warrant Agreement. The Exercise Price shall be $0.01.

This certificate is not valid unless countersigned and registered by the Warrant Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

Authorized Officer

Attest:	[Corporate seal]	COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, WARRANT AGENT

Secretary
By
AUTHORIZED SIGNATURE

REVERSE OF WARRANT CERTIFICATE

GOODRICH PETROLEUM CORPORATION

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of Warrants to purchase 2,499,999 shares of Common Stock issued pursuant to the Warrant Agreement, as dated October 12, 2016 (the “Warrant Agreement”), by and among Goodrich Petroleum Corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”). A copy of the Warrant Agreement may be inspected at the office of the Warrant Agent designated for such purpose. The Warrant Agreement is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Registered Holders of the Warrants. All capitalized terms used in this Warrant Certificate that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

The Company shall not be required to issue fractions of Common Stock or any certificates that evidence fractional Common Stock. No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. The Warrants represented by this Warrant Certificate do not entitle the Registered Holder to any of the rights of a stockholder of the Company. The Company and Warrant Agent may deem and treat the Registered Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

Ten COM –	as tenants in common	UNIF GIFT MIN ACT -	Custodian
			(Cust)	(Minor)
TEN ENT –	as tenants by the entireties		under Uniform Gifts to Minor Act
(State)
JT TEN –	as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT -
Custodian (until age)
(Cust)

under Uniform Transfers to Minors Act
			(Minor)	(State)

FORM OF ASSIGNMENT

For value received,                                                                               hereby sells, assigns and transfers the Warrants to purchase shares of Goodrich Petroleum Corporation                                                                  Social Security or Other Taxpayer Identification Number

represented by this Warrant Certificate to:

Print name and address

and does hereby irrevocably constitute and appoint                                                                   attorney, to transfer said Warrants on the Warrant Register maintained for the purpose of registration thereof, with full power of substitution in the premises:

Dated: , 20	Signature:
Name:

Note: The above signature and name should correspond exactly with the name of the holder as it appears on the face of the certificate, in every particular without alteration or enlargement or any change whatsoever.

EXERCISE FORM

The undersigned Registered Holder of this Warrant Certificate hereby irrevocably elects to exercise the number of Warrants indicated below for the purchase of the number of shares of Common Stock indicated below and (check one):

Number of Warrants:

Number of Shares of Common Stock:
(Total number of shares of Common Stock for which the Warrant is being exercised, before withholding for Exercise Price, if cashless exercise)

☐	herewith tenders payment for of the Warrant Exercise Shares to the order of reorganized Goodrich Petroleum Corporation in the amount of $ in accordance with the terms of the Warrant Agreement; or

☐	herewith tenders Warrants pursuant to the cashless exercise provisions of Section 4.3(b) of the Warrant Agreement.

The undersigned requests that the Warrant Exercise Shares, or the net number of shares of Common Stock issuable upon exercise of the Warrants pursuant to the cashless exercise provisions of Section 4.3(b) of the Warrant Agreement, be issued in the name of the undersigned Holder or as otherwise indicated below:

Name	Social Security or Other Taxpayer Identification Number

Address

If such Warrants shall not constitute all of the Warrants represented hereby, the undersigned requests that a new Warrant Certificate of like tenor and date for the balance of the Warrants represented hereby be issued and delivered in the name of the undersigned Holder or as otherwise indicated as follows:

Name	Social Security or Other Taxpayer Identification Number

Address

Dated: , 20	Signature:
Name:

Note: The above signature and name should correspond exactly with the name of the holder as it appears on the face of the certificate, in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT B

EXERCISE FORM FOR REGISTERED HOLDERS

OF DIRECT REGISTRATION WARRANTS

(To be executed upon exercise of Warrants)

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., EASTERN TIME, ON OCTOBER 12, 2026.

The undersigned Registered Holder, being the holder of Direct Registration Warrants of Goodrich Petroleum Corporation, issued pursuant to that certain Warrant Agreement, as dated October 12, 2016 (the “Warrant Agreement”), by and among Goodrich Petroleum Corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”), hereby irrevocably elects to exercise the number of Direct Registration Warrants indicated below, for the purchase of the number of shares of Common Stock indicated below (check one). All capitalized terms used in this Exercise Form that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

Number of Warrants:

Number of Shares of Common Stock:
(Total number of shares of Common Stock for which the Direct Registration Warrant is being exercised, before withholding for Exercise Price, if cashless exercise)

☐	herewith tenders payment for of the Warrant Exercise Shares to the order of reorganized Goodrich Petroleum Corporation in the amount of $ in accordance with the terms of the Warrant Agreement; or

☐	herewith tenders Warrants pursuant to the cashless exercise provisions of Section 4.3(b) of the Warrant Agreement.

The undersigned requests that the Warrant Exercise Shares, or the net number of shares of Common Stock issuable upon exercise of the Warrants pursuant to the cashless exercise provisions of Section 4.3(b) of the Warrant Agreement, be issued in the name of the undersigned Holder or as otherwise indicated below:

Name	Social Security or Other Taxpayer Identification Number
Address

If said number of Warrant Exercise Shares shall not be all the Warrant Exercise Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant representing the balance of such Warrant shall be issued in the name of the undersigned Holder or as otherwise indicated below and that a Warrant Statement reflecting such balance be delivered to the address indicated below:

Name	Social Security or Other Taxpayer Identification Number
Address

Dated: , 20	Signature:

Name:

_

EXHIBIT C

EXERCISE FORM FOR BENEFICIAL HOLDERS

HOLDING WARRANTS THROUGH THE DEPOSITORY TRUST COMPANY

TO BE COMPLETED BY DIRECT PARTICIPANT

IN THE DEPOSITORY TRUST COMPANY

(To be executed upon exercise of Warrants)

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., EASTERN TIME, ON OCTOBER 12, 2026.

The undersigned, being the beneficial holder of Book-Entry Warrants issued pursuant to that certain Warrant Agreement, as dated October 12, 2016 (the “Warrant Agreement”), by and among Goodrich Petroleum Corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”) and held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depositary”), hereby irrevocably elects to exercise the number of Book-Entry Warrants indicated below, for the purchase of the number of shares of Common Stock indicated below, pursuant to the exercise provisions of Section 4.3 of the Warrant Agreement and (check one). All capitalized terms used in this Exercise Form that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

☐	Cashless exercise pursuant to Section 4.3(b) of the Warrant Agreement; or

☐	Non-cashless exercise pursuant to Section 4.3(a) of the Warrant Agreement with paymentin the amount of $ .

Number of Warrants:

Number of Shares of Common Stock:
(Total number of shares of Common Stock for which the Book-Entry Warrants are being exercised before withholding for the Exercise Price, if a cashless exercise.)

The undersigned requests that the shares of Common Stock issuable upon exercise of the Warrants be delivered to the account at the Depositary specified below.

THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITARY TO WHICH YOU MUST DELIVER YOUR WARRANTS, AND PAYMENT, IF ANY, ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT.

AUTHORIZED SIGNATURE:
NAME:
CAPACITY IN WHICH SIGNING:
DATED:
NAME OF PARTICIPANT:
ADDRESS:
CONTACT NAME (if different than above):
TELEPHONE (INCLUDING INTERNATIONAL CODE):
FAX (INCLUDING INTERNATIONAL CODE):
E-MAIL ADDRESS:
DEPOSITARY ACCOUNT NO.:

EXHIBIT D

FORM OF ASSIGNMENT

FOR REGISTERED HOLDERS

HOLDING DIRECT REGISTRATION WARRANTS

(To be executed only upon assignment of Warrants)

For value received, the undersigned Registered Holder of Direct Registration Warrants issued pursuant to that certain Warrant Agreement, as dated October 12, 2016, by and among Goodrich Petroleum Corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Warrant Agent”), hereby sells, assigns and transfers unto the Assignee(s) named below the number of Direct Registration Warrants listed opposite the respective name(s) of the Assignee(s) named below, and all other rights of the Registered Holder under said Direct Registration Warrants, and does hereby irrevocably constitute and appoint                                          attorney, to transfer said Direct Registration Warrants, as and to the extent set forth below, on the Warrant Register maintained for the purpose of registration thereof, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address of Assignee(s)	Number of Warrants

Dated: , 20	Signature:
Name:

Note: The above signature and name should correspond exactly with the name of the Holder of the Direct Registration Warrants as it appears on the Warrant Register.